Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 12: Income Taxes
The components of income before income taxes were as follows:

	Year Ended December 31,
(dollars in millions)	2011	2010	2009

Income before income taxes:
U.S. operations	$590.3	$365.9	$223.9
Foreign operations	60.8	367.4	418.9

Income before income taxes	$651.1	$733.3	$642.8

The provisions for income taxes were as follows:

	Year Ended December 31,
(dollars in millions)	2011	2010	2009

Current:
U.S. federal	$46.6	$102.5	$83.5
U.S. state and local	5.3	8.7	3.4
Foreign	96.4	83.1	119.4
	148.3	194.3	206.3

Deferred:
U.S. federal	5.9	(25.8)	(33.3)
U.S. state and local	2.1	0.9	(0.3)
Foreign	(27.1)	1.0	(5.4)
	(19.1)	(23.9)	(39.0)

Income tax provision	$129.2	$170.4	$167.3

The reasons for the differences between the provision for income taxes and income taxes using the U.S. federal income tax rate were as follows:

	Year Ended December 31,
	2011	2010	2009

U.S. federal statutory rate	35.00%	35.00%	35.00%
State and local income taxes	1.03	1.02	0.38
Foreign statutory rate differential	(7.30)	(9.62)	(7.26)
Change in valuation allowance on deferred tax assets	(8.89)	6.76	1.99
Nondeductible expenses	2.47	1.64	1.54
Net U.S. tax on foreign source income	(1.67)	(9.52)	(5.00)
All other	(0.80)	(2.05)	(0.62)

Total	19.84%	23.23%	26.03%

Total income taxes paid (dollars in millions)	$121.2	$198.2	$231.2

Components of deferred tax assets (liabilities) were as follows:

	December 31,
(dollars in millions)	2011	2010

Deferred tax liabilities:
Plant and equipment	$(137.6)	$(70.1)
Inventory	(4.5)	(14.0)
Convertible debentures	–	(2.5)
Intangible assets	(90.7)	(79.0)
Other	(9.3)	(10.1)
Total deferred tax liabilities	(242.1)	(175.7)

Deferred tax assets:
Postretirement benefits other than pensions	9.5	10.3
Reserves and accruals	120.4	60.7
Net operating losses and tax credits	102.0	153.7
Pensions	16.6	16.1
Other	22.0	21.0

Total deferred tax assets	270.5	261.8

Valuation allowance	(29.7)	(96.2)

Net deferred tax liabilities	$(1.3)	$(10.1)

Changes in the Company's unrecognized tax benefits were as follows:

	Year Ended December 31,
(dollars in millions)	2011	2010	2009

Balance at beginning of year	$68.4	$60.4	$46.6
Increases due to tax positions taken prior to the fiscal year	4.2	1.0	26.1
Increases due to tax positions taken during the fiscal year	76.1	5.2	12.7
Decreases relating to settlements with tax authorities	(2.3)	(0.3)	(27.6)
Decreases resulting from the lapse of applicable statutes of limitation	(0.1)	(0.2)	(1.4)
Net increase due to translation and interest	2.1	2.3	4.0

Balance at end of year	$148.4	$68.4	$60.4

The Company has $33.6 million in unrecognized tax benefits which are expected to be settled during the next twelve-month period as a result of the conclusion of various income tax audits or due to the expiration of the applicable statute of limitations. The Company is not currently aware of any material amounts included as unrecognized tax benefits at December 31, 2011 that, if recognized, would not impact the Company's effective income tax rate.
There were no material payments for interest or penalties for the years ended December 31, 2011, 2010 or 2009. Also, there were no material accruals for unpaid interest or penalties at December 31, 2011 or 2010.
The Company and its subsidiaries file income tax returns in the United States, various domestic states and localities and in many foreign jurisdictions. The earliest years' tax returns filed by the Company that are still subject to examination by authorities in the major tax jurisdictions are as follows:

United States	United Kingdom	Canada	France	Germany	Norway	Singapore	Italy
2000	2007	2006	2006	2008	2010	2004	2007

At December 31, 2011, the Company had net operating loss and credit carryforwards in numerous jurisdictions with various expiration periods, including certain jurisdictions which have no expiration period. The Company had a valuation allowance of $29.7 million as of December 31, 2011 against these net operating loss and credit carryforwards and other deferred tax assets.  Primarily due to utilization of prior year losses incurred in certain jurisdictions and utilization of excess foreign tax credits incurred in the U.S., valuation allowances decreased in 2011 by $57.9 million with a corresponding offset in the Company's income tax expense.   The valuation allowance increased in 2010 by $49.6 million and increased in 2009 by $12.9 million, with a corresponding offset in the Company's income tax expense, primarily due to losses incurred in certain jurisdictions and excess foreign tax credits incurred in the U.S.  Certain valuation allowances are recorded in the non-U.S. dollar functional currency of the respective operation and the U.S. dollar equivalent reflects the effects of translation. The valuation allowance decreased by $2.6 million in 2011 and increased by $0.5 million in 2010 and $4.5 million in 2009 due to translation.  In addition, the valuation allowance decreased by $6.0 million in 2011 to reflect the Company's determination that certain losses incurred have no possibility of being utilized; therefore, the deferred tax asset and corresponding valuation allowance have been removed from the components of deferred taxes.

The Company has considered all available evidence in assessing the need for the valuation allowance, including future taxable income, future foreign source income, and ongoing prudent and feasible tax planning strategies. In the event the Company were to determine that it would not be able to realize all or part of its net deferred tax assets in the future, an adjustment to the net deferred tax assets would be charged to income in the period such determination was made.
The tax benefit that the Company receives with respect to certain stock compensation plan transactions is credited to capital in excess of par value and does not reduce income tax expense. This benefit amounted to $4.9 million, $17.4 million and $9.7 million in 2011, 2010 and 2009, respectively.
The Company considers all unremitted earnings of its foreign subsidiaries, except certain amounts primarily earned before 2003, certain amounts earned during 2009, certain amounts earned by NATCO, and amounts previously subjected to tax in the U.S., to be permanently reinvested. An estimate of the amounts considered permanently reinvested is $4.4 billion. It is not practical for the Company to compute the amount of additional U.S. tax that would be due on this amount. The Company has provided deferred income taxes on the earnings that the Company anticipates will be remitted.
The Company operates in jurisdictions, primarily Singapore and Malaysia, in which it has been granted tax holidays. The benefit of these holidays for 2011 and 2010 was approximately $2.3 million and $9.5 million, respectively, and was not material in 2009.